UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2011

TRI CITY BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	0-9785	39-1158740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 South 27th Street Oak Creek, Wisconsin	53154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 761-1610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this report, including the exhibits attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this report, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 2.02  Results of Operations and Financial Condition.

On or about August 11, 2011, Tri City Bankshares Corporation will be mailing  a report to its shareholders regarding operating results for the quarter and year to date ending June 30, 2011 and 2010. A copy of the report is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Report to shareholders with quarterly financial information and Management comments

FORWARD-LOOKING STATEMENTS
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With the exception of historical information, the statements set forth in this Report and the accompanying Exhibit 99.1 may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  “Forward-looking statements” are those statements that speak of the Corporation's plans, goals, beliefs or expectations, refer to estimates or use similar terms. Future filings by the Corporation with the Securities and Exchange Commission, and statements other than historical facts contained in written material, press releases and oral statements issued by, or on behalf of the Corporation may also contain forward-looking statements.  Forward-looking statements are subject to significant risks and uncertainties and the Corporation's actual results may differ materially from the results discussed in such forward-looking statements.  Factors that might cause actual  results to differ from the results  discussed  in  forward-looking statements include,  but are not limited to, the factors set forth in Item 1A of the Corporation's Annual Report on Form 10-K for the year ended  December 31, 2010, which item is incorporated herein by reference.  All  forward-looking  statements contained  in this report or which may be contained in future statements made for or on behalf of the Corporation are based  upon  information  available  at the time the  statement  is made and the Corporation assumes no obligation to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 5, 2011	TRI CITY BANKSHARES CORPORATION

By:	/s/Frederick R. Klug
Frederick R. Klug
Senior Vice President & CFO